Shareholders' Capital	12 Months Ended
Dec. 31, 2020
Disclosure of classes of share capital [abstract]
Shareholders' Capital	SHAREHOLDERS' CAPITAL
Crescent Point has an unlimited number of common shares authorized for issuance.

	2020		2019
	Number of shares	Amount ($ millions)	Number of shares	Amount ($ millions)
Common shares, beginning of year	529,399,923	16,705.1	550,151,561	16,803.0
Issued on redemption of restricted shares	2,801,599	15.2	3,321,362	24.7
Common shares repurchased	(2,165,600)	(12.7)	(24,073,000)	(122.6)
Common shares, end of year	530,035,922	16,707.6	529,399,923	16,705.1
Cumulative share issue costs, net of tax	—	(256.1)	—	(256.1)
Total shareholders’ capital, end of year	530,035,922	16,451.5	529,399,923	16,449.0
Normal Course Issuer Bid ("NCIB")
In January 2020, the Company purchased and cancelled 2.2 million common shares for total consideration of $12.7 million. The total cost paid, including commissions and fees, was recognized directly as a reduction in shareholders' equity. Under the NCIB, all common shares purchased are cancelled.
On March 5, 2020, the Company announced the approval by the Toronto Stock Exchange of its notice to implement a NCIB. The NCIB allows the Company to purchase, for cancellation, up to 36,884,438 common shares, or seven percent of the Company's public float, as at February 28, 2020. The NCIB commenced on March 9, 2020 and is due to expire on March 8, 2021. The Company suspended share repurchases in March 2020 given the weak and volatile commodity price environment and will evaluate providing additional return to shareholders as market conditions permit.